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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------
                           (Reliance Bank of Florida)

         The undersigned officers and directors of Huntington Bancshares Incorporated (the "Corporation") hereby appoint Ralph K. Frasier, Zuheir Sofia, and Gerald R. Williams as his attorneys, and any of them, with power to act without the others, as his attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-4 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, a maximum of 1,300,000 authorized and unissued shares of the Common Stock, without par value, of the Corporation (as such number of shares may be adjusted from time to time for stock dividends, stock splits, or similar transactions affecting the Common Stock of the Corporation generally), in connection with the proposed merger of Reliance Bank of Florida into The Huntington National Bank of Florida (as the successor by name change to Security National Bank, a wholly owned subsidiary of Security National Corporation,, upon the consummation of the merger of Security National Corporation into Huntington Bancshares Florida, Inc., a wholly owned subsidiary of the Corporation (or, under certain circumstances, the merger of Huntington Federal Savings Bank, a wholly owned subsidiary of the Corporation, into Reliance), and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorneys, and to each of them, individually, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 18th day of January, 1995.



/s/ Frank Wobst                        Chairman, Chief Executive Officer and
- ----------------------------------     Director (principal executive officer)
Frank Wobst



/s/ W. Lee Hoskins                     Vice Chairman and Director
- ----------------------------------
W. Lee Hoskins



/s/ Zuheir Sofia                       President, Chief Operating Officer,
- -----------------------------------    Treasurer, and Director
Zuheir Sofia


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/s/ Gerald R. Williams                 Executive Vice President and Chief
- -----------------------------------    Financial Officer (principal financial
Gerald R. Williams



/s/ John D. Van Fleet                  Senior Vice President and Corporate
- -----------------------------------    Controller
John D. Van Fleet



/s/ Don Monroe Casto III               Director
- -----------------------------------
Don Monroe Casto III



/s/ Don Conrad                         Director
- -----------------------------------
Don Conrad



/s/ John B. Gerlach                    Director
- -----------------------------------
John B. Gerlach



/s/ Wm. J. Lhota                       Director
- -----------------------------------
Wm. J. Lhota

                                       Director

- -----------------------------------
Gerald E. Mayo



/s/ Timothy P. Smucker                 Director
- -----------------------------------
Timothy P. Smucker



/s/ Marvin E. White                    Director
- -----------------------------------
Marvin E. White


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/s/ William J. Williams                Director
- -----------------------------------
William J. Williams



/s/ Milton A. Wolf                     Director
- -----------------------------------
Milton A. Wolf


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